MANNING & NAPIER FUND, INC.

Supplement dated May 27, 2010 to the Prospectus (“Prospectus”) dated March 1, 2010 for the following Series:

Target Income Series – Class I, K, R, and C

Target 2010 Series – Class I, K, R, and C

Target 2020 Series – Class I, K, R, and C

Target 2030 Series – Class I, K, R, and C

Target 2040 Series – Class I, K, R, and C

Target 2050 Series – Class I, K, R, and C

This supplement provides new information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Due to an error on the cover of the Prospectus, the ticker symbols shown for the Target 2050 Series are hereby deleted and replaced by the following ticker symbols:

Target 2050 Series
Class I	Ticker: MTYIX
Class K	Ticker: MTYKX
Class R	Ticker: MTYRX
Class C	Ticker: MTYCX

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Manning & Napier Fund, Inc.

Supplement dated May 27, 2010 to the

Statement of Additional Information (“SAI”) dated March 1, 2010

This supplement applies to the SAI of each of the following series of Manning & Napier Fund, Inc. (the “Fund”): Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Conservative Term Series, Pro-Blend Maximum Term Series, Tax Managed Series, Equity Series, Overseas Series, Target Income Series, Target 2010 Series, Target 2020 Series, Target 2030 Series, Target 2040 Series, Target 2050 Series and Dividend Focus Series. This supplement relates to the Class S, C, Z, D, E and I Shares of the Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Conservative Term Series, and Pro-Blend Maximum Term Series, and the Class A, B, Z, D, and E shares of the Tax Managed Series. It also relates to the Class C, I, K, and R shares of the Target Income Series, Target 2010 Series, Target 2020 Series, Target 2030 Series, Target 2040 Series, and Target 2050 Series.

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

The Board of Directors of the Fund appointed Beth A. Galusha as the Fund’s Assistant Chief Financial Officer effective January 29, 2010. Accordingly, the following information is hereby added to the table of officers in the section titled “Management” in the SAI:

Name:	Beth Galusha
Address:	290 Woodcliff Dr. Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office & Length of Time Served:	Assistant Chief Financial Officer since 2010[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer and Treasurer, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various affiliates: Chief Financial Officer, Director, or Treasurer

The table in the section of the SAI titled “Directed Brokerage” is hereby deleted and replaced by the following:

Series	Brokerage Commissions Directed in Connection with Research Services Provided	Aggregate Dollar Amount of Transactions for which Such Commissions Were Paid
Pro-Blend Conservative Term Series	$160,320	$119,416,570
Pro-Blend Moderate Term Series	$339,320	$247,844,349
Pro-Blend Extended Term Series	$573,083	$418,978,668
Pro-Blend Maximum Term Series	$723,774	$541,079,615
Tax Managed Series	$35,536	$27,433,199
Equity Series	$1,241,861	$996,581,970
Overseas Series	$794,355	$425,855,480
Dividend Focus Series	$2,375	$2,347,257

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE